THE PRUDENTIAL SERIES FUND

Supplement dated July 13, 2016
to the Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information for the Prudential Series Fund (the Trust), and should be retained for future reference.

The Board of Trustees of the Trust appointed Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (GSAL), as the securities lending agent for each of the Trust’s Portfolios. GSAL replaced the Trust’s existing securities lending agent, PGIM, Inc. As is typical, GSAL receives as compensation a portion of the securities lending revenues.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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